SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT


      THIS SECOND AMENDMENT, dated as of October 7, 2005 (this "Second Amendment") is entered into by and among the undersigned parties to amend the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of September 23, 2005 by and among Composite Technology Corporation and the Buyers party thereto, as amended on October 3, 2005. Capitalized terms used in this Second Amendment without definition shall have the respective meanings given to them in the Securities Purchase Agreement, as amended.

      WHEREAS, Section 1 of the Amendment to Securities Purchase Agreement entered into by the undersigned parties on October 3, 2005 provides that in the event the parties cannot agree on a revised definition of Conversion Price, as contained in the Form of Note, on or before 4pm Pacific Daylight Time on October 7, 2005, the Securities Purchase Agreement shall immediately terminate without further action by any party;

      WHEREAS, the undersigned parties have agreed on the Conversion Price, as set forth herein; and

      WHEREAS, the undersigned parties wish to set the Conversion Price at $1.55 and to move forward with closing the transaction contemplated by the Securities Purchase Agreement, as amended.

      NOW THEREFORE in consideration of valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

      1. Agreement on Conversion Price. The undersigned parties hereby agree to a Conversion price of $1.55 and that the condition set forth in Section 1 of the Amendment to Securities Purchase Agreement with respect to agreement to a definition of the term Conversion Price shall be deemed satisfied and the parties hereby agree to close the transactions set forth in the Securities Purchase Agreement, as amended, subject to such other conditions set forth in the Securities Purchase Agreement, as amended.

      2. Adjustment to Conversion Price. In the event the change in Conversion Price from $1.60 to $1.55 would result in the inability of the Bankruptcy Court to approve the Securities Purchase Agreement and the financing contemplated therein on October 11, 2005, then the Conversion Price shall remain $1.60 to enable the Bankruptcy Court to approve the Securities Purchase Agreement and the financing contemplated therein on October 11, 2005.

      3. Scope of Amendment. All other terms and provisions of the Securities Purchase Agreement, as amended, not expressly modified by this Second Amendment shall remain in full force and effect and are hereby expressly ratified and confirmed; provided, that representations and warranties contained in the Securities Purchase Agreement, as amended, that relate to the "date hereof" shall continue to relate to September 23, 2005.

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      4. Section Headings; Construction. The headings of sections in this Second
Amendment are provided for convenience only and will not affect its construction or interpretation. All words used in this Second Amendment will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      5. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

      6. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Second Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Second Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS SECOND AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                            [Signature pages follow]


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      IN WITNESS WHEREOF, the parties have caused this Second Amendment to
Securities Purchase Agreement to be duly executed as of the date first written above.

                                       Composite Technology Corporation


                                       By:  __________________________
                                                Benton H Wilcoxon
                                                Chief Executive Officer